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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 5, 2006


                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          TEXAS                         0-11453                 75-1458323
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                          1301 CAPITOL OF TEXAS HIGHWAY
                                   SUITE C-300
                               AUSTIN, TEXAS 78746
               (Address of Principal Executive Offices, Zip Code)

                                 (512) 328-0888
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 5, 2006, American Physicians Service Group, Inc. ("APS") issued a press release announcing that its Board of Directors has approved the acquisition of its long-time client, American Physicians Insurance Exchange ("APIE"), whose Board of Directors has also approved the transaction. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     The parties anticipate completing the merger prior to the end of 2006, subject to approval by the Texas Department of Insurance, necessary filings with the SEC, and the approval of the shareholders of APS and subscriber-policyholders of APIE. The purchase price will be approximately $33 million, payable in a combination of common stock and mandatorily redeemable preferred stock of APS.

     In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. APS' SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement/prospectus will be mailed to APS' shareholders. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, www.sec.gov, or from APS's website at www.amph.com or by contacting: Mr. Kenneth Shifrin, Chairman of the Board (or) Mr. W. H. Hayes, Senior Vice President - Finance; American Physicians Service Group, Inc.; 1301 Capital of Texas Highway, C-300; Austin, Texas 78746.



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ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
----------
99.1            Press Release issued by American Physicians Service Group, Inc., on June 5, 2006.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 6, 2006                   American Physicians Service Group, Inc.

                                     Signed: /s/ W.H. Hayes
                                            -------------------------------
                                     Name:    W. H. Hayes

                                     Title:   Senior Vice President - Finance




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                                  EXHIBIT INDEX


Exhibit No.     Description

99.1 Press Release issued by American Physicians Service Group, Inc., on June 5, 2006.